UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018 (August 1, 2018)
Atkore International Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(708) 339-1610

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
On August 1, 2018, the Board of Directors (the “Board”) of Atkore International Group Inc. (the “Company”) elected Michael V. Schrock to serve as Chairman of the Board.

Mr. Schrock will receive an annual retainer fee of $100,000, paid on a quarterly basis for each Board Calendar year, which begins on the date of the annual meeting of the stockholders, and prorated for the current Board Calendar year, in addition to the other compensation he receives as a director of the Company, as disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2018.

Also on August 1, 2018, the Board, upon the recommendation of the Nominating and Governance Committee of the Board, appointed Betty R. Johnson to serve as a director of the Company. Ms. Johnson will serve as a Class I director and hold office until the Company’s 2020 annual meeting of stockholders and until her successor is duly elected and qualified or until Ms. Johnson's earlier death, incapacity, resignation or removal. Ms. Johnson shall serve as an “independent director” as defined under New York Stock Exchange listing standards.

Ms. Johnson will receive the director compensation described in the Company’s proxy statement on Schedule 14A filed with the SEC on December 15, 2017 (the “Proxy Statement”), on a prorated basis. The Company has entered into an indemnification agreement with Ms. Johnson. The form of indemnification agreement is an exhibit on the Company’s Form S-1/A filed with the SEC on May 5, 2016, and is described in the Proxy Statement.

There are no arrangements or understandings between Ms. Johnson and any other person pursuant to which Ms. Johnson was selected as a director.

In addition, the Board determined that the executive committee of the Board shall, on a go-forward basis, consist of the Chairman of the Board, the Chief Executive Officer of the Company, and the Chairs of the Audit, Compensation, and Nominating and Governance committees of the Board.

On August 1, 2018, Philip Knisely and Nathan Sleeper informed the Company they will resign from the Board of the Company, effective following the Board's August 1, 2018 meeting. Both Mr. Knisely and Mr. Sleeper are affiliated with the private equity firm Clayton, Dublier & Rice, LLC which sold its remaining shares in the Company in May of 2018.

The Company’s press release announcing the foregoing changes to the Board of Directors is filed herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Atkore International Group Inc., dated August 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

Date: August 3, 2018	By:	/s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary